SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 30, 2003

                                   ----------


                             SILICONIX INCORPORATED
             (Exact name of registrant as specified in its charter)





           Delaware                      0-3698                  94-1527868
(State or other jurisdiction of  (Commission file number)     (I.R.S. employer
 incorporation or organization)                              identification no.)




     2201 Laurelwood Road
   Santa Clara, California                                           95054
    (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (408) 988-8000





        (Former name or former address, if changed since last report.)



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Item 12.  Results of Operations and Financial Condition.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99.1 Press Release issued by Siliconix incorporated, dated July 30, 2003, announcing second quarter 2003 results.

Item 12.  Results of Operations and Financial Condition.

       On July 30, 2003, Siliconix incorporated (the "Company") issued the press release attached hereto as Exhibit 99.1, which is incorporated into this Item 12 by reference, reporting the financial results of the Company for the quarter ended June 30, 2003.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, Siliconix incorporated has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2003

                                    SILICONIX INCORPORATED



                                    By: /s/ Nick Bacile
                                       ---------------------------
                                         Nick Bacile
                                         Executive Vice President

                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press release issued by the Company dated July 30, 2003, announcing second quarter 2003 results.